UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110

Plymouth Meeting, PA 19462

(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 14, 2020, Inovio Pharmaceuticals, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Company’s Annual Meeting, the stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2020. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal 1: The election of the following nominees as directors of the Company to serve until the Company’s 2021 Annual Meeting of Stockholders and until their successors are elected. The votes were cast as follows:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Simon X. Benito	30,575,942	1,150,924	70,245,437
J. Joseph Kim, Ph.D.	30,744,561	982,305	70,245,437
Ann C. Miller, Ph.D.	30,763,223	963,643	70,245,437
Jay P. Shepard	30,903,310	823,556	70,245,437
David B. Weiner, Ph.D.	30,939,582	787,284	70,245,437
Wendy L. Yarno	30,680,330	1,046,536	70,245,437
Lota S. Zoth	30,693,799	1,033,067	70,245,437

Proposal 2: The ratification of the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
99,024,317	1,720,013	1,227,973	0

Proposal 3: The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers described in the Company’s definitive proxy statement with respect to the Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
27,543,808	2,932,479	1,250,579	70,245,437

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: May 18, 2020	By:	/s/ Peter Kies
Peter Kies
Chief Financial Officer